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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2007

                            HAMPSHIRE GROUP, LIMITED
             (Exact name of Registrant as specified in its charter)

           Delaware                      000-20201               06-0967107
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

1924 Pearman Dairy Road Anderson, South Carolina             29625
    (Address of principal executive offices)              (Zip code)

                                 (864) 231-1200
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

As of July 25, 2007, Hampshire Group, Limited (the "Company") entered into a Waiver to Credit Agreement (the "Waiver") with respect to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006, December 29,
2006, March 30, 2007 and July 11, 2007 (the "Credit Agreement"), by and among the Company, the Guarantors party thereto, HSBC Bank USA, National Association, as Agent for the Banks, and the Banks named therein (the "Banks"). Pursuant to the Waiver, the Banks and the Company agreed, in consideration for $25,000 and the payment of the Agent's legal fees and expenses, to postpone further the requirement to deliver to the Banks the Company's financial statements according to the following schedule:

Report for Period Ended                    Extended Delivery Date
-----------------------                    ----------------------
April 1, 2006 (Restated)                   August 15, 2007
July 1, 2006                               August 15, 2007
September 30, 2006                         August 15, 2007
December 31, 2006                          August 31, 2007
March 31, 2007                             September 28, 2007
June 30, 2007                              October 31, 2007

In addition, to the extent a breach of a representation or other term of the Credit Agreement is caused by the forthcoming restatement of the Company's prior financial statements, the Banks waived compliance with such provisions as long as the restated financial statements are delivered in accordance with the schedule set forth in the table above and the restated financial statements do not demonstrate non-compliance with any financial covenant as of any test date occurring subsequent to June 29, 2006.

The Waiver is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

          None.

(b) Pro Forma Financial Information.

          None.

(c) Shell Company Transactions.

          None.

(d) Exhibits.


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     10.1 Waiver to Credit Agreement, dated as of July 25, 2007, with respect to that certain Credit Agreement and Guaranty, dated as of August 15, 2003 and amended as of December 29, 2004, November 10, 2005, August 8, 2006, October 13, 2006, December 29, 2006, March 30, 2007 and July 11,
          2007, by and among the Company, the Guarantors party thereto, HSBC
          Bank USA, National Association, as Agent for the Banks, and the Banks named therein.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   HAMPSHIRE GROUP, LIMITED


                                   By: /s/ Heath L. Golden
                                      ------------------------------------------
                                      Name: Heath L. Golden
                                      Title: Vice President and General Counsel


Dated: July 27, 2007


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